July 2, 1998




Profile Technologies, Inc.
1077 Northern Blvd.
New York, NY   11576

     Re: Registration Statement on Form S-3

Gentlemen:

     We hereby consent to the reference to our firm under the heading "LEGAL OPINIONS" in the Registration Statement on Form S-3 and the related Prospectus and to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement.


                                            Very truly yours,

                                            ALLEN G. REEVES, P.C.



                                            By: /s/ Allen G. Reeves
                                               ---------------------------------
                                               Allen G. Reeves



                                  EXHIBIT 23.2